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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): FEBRUARY 23, 2001


                        SUNRISE ASSISTED LIVING, INC.
            (Exact name of registrant as specified in its charter)


             DELAWARE                   0-20765              54-1746596
 (State or other jurisdiction of      (Commission        (I.R.S. Employer
  incorporation of organization)      File Number)      Identification No.)


                             7902 WESTPARK DRIVE
                            MCLEAN, VIRGINIA 22102
             (Address of principal executive offices) (Zip Code)



                                (703) 273-7500
             (Registrant's telephone number, including area code)





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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On February 23, 2001, Sunrise Assisted Living, Inc. completed the previously announced sale of nine assisted living communities to Senior Housing Partners I, L.P. (Senior Housing Partners), a limited partnership formed by Prudential Real Estate Investments (PREI), on behalf of Prudential and five major pension funds, and Sunrise. PREI has a 75% ownership interest in Senior Housing Partners and Sunrise has a 25% ownership interest in Senior Housing Partners. Senior Housing Partners closed on the nine properties for an aggregate purchase price of $131 million. The nine properties have a total resident capacity of 798 and are located in three states. Senior Housing Partners assumed approximately $86 million of debt secured by the nine properties.

        The Sunrise Management Services Division will continue to operate the communities under long-term operating agreements. Sunrise will use the net proceeds from the transaction for general corporate purposes, which may include debt reduction, continuance of the company's repurchase program and future development needs.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of businesses acquired

      Not applicable

(b)   Pro Forma Financial Information
           Unaudited Pro Forma Consolidated Financial Information of
             Sunrise Assisted Living, Inc.                                   4
           Unaudited Pro Forma Consolidated Balance Sheet at
             September 30, 2000                                              5
           Unaudited Pro Forma Consolidated Statement of Income
             for the Nine Months Ended September 30, 2000                    6
           Unaudited Pro Forma Consolidated Statement of Income
             for the Year Ended December 31, 1999                            7
           Notes to Unaudited Pro Forma Consolidated Financial
             Information                                                     8

(c)   Exhibits
      2.1 Form of Amended and Restate Operating Agreements dated as of February 23, 2001 for eight (8) Sunrise properties detailed in the Contribution Agreement.

      2.2 Contribution Agreement as amended dated as of October 11, 2000 by and among Sunrise Abington Assisted Living, L.L.C., Sunrise Wayne Assisted Living, L.L.C., Sunrise Springfield Assisted Living, L.L.C., Sunrise Granite Run Assisted Living, L.L.C. Sunrise Haverford Assisted Living, L.L.C., Sunrise Morris Plains Assisted Living, L.L.C., Sunrise Westfield Assisted Living, L.L.C., Sunrise Old Tappan Assisted Living, L.L.C., Sunrise Assisted Living Investments, Inc., Sunrise Assisted Living, Inc. and Senior Housing Partners I, L.P. for the sale of eight (8) properties.

                                      2



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                        SUNRISE ASSISTED LIVING, INC.

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


        The following statements set forth the unaudited pro forma consolidated financial information of Sunrise Assisted Living, Inc. giving effect to the sale of the nine properties to Senior Housing Partners I, L.P. for cash and assumption by the purchaser of certain outstanding debt. The unaudited pro forma consolidated balance sheet gives effect to the sale of the nine properties sold on February 23, 2001 as if it had been consummated on September 30, 2000. The unaudited pro forma consolidated income statements for the nine months ended September 30, 2000 and the year ended December 31, 1999 give effect to the sale as if it had occurred as of the beginning of each period presented. The unaudited pro forma consolidated financial information do not purport to be indicative of the financial position or results of operations for future periods or indicative of the results that actually would have been realized had the sale taken place at September 30, 2000 or during the periods covered by the income statements. The pro forma adjustments are based on available information and adjustments that management believes are reasonable. The unaudited pro forma consolidated financial information should be read in conjunction with Sunrise's audited consolidated financial statements for the year ended December 31, 1999 (included in Form 10-K for the year ended December 31, 1999) and its unaudited consolidated financial statements for the period ended September 30, 2000 (included in Form 10-Q for the nine months ended September 30, 2000) and the accompanying notes.



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

                        SUNRISE ASSISTED LIVING, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 2000
                            (dollars in thousands)

                                                                                  Pro Forma
                                                                  Historical     Adjustments        Pro Forma
                                                                  -----------    -----------        ----------
ASSETS
 Current Assets:
  Cash and cash equivalents                                       $    76,602    $    33,584 A      $  110,186
  Accounts receivable, net                                             18,418                           18,418
  Notes receivable                                                      3,247                            3,247
  Deferred income taxes                                                     -                                -
  Assets held for sale                                                      -                                -
  Prepaid expenses and other current assets                            29,914              -            29,914
                                                                  -----------    -----------        ----------
    Total current assets                                              128,181         33,584           161,765
 Property and equipment, net                                          805,260        (74,399)B         730,861
 Notes receivable                                                      76,139                           76,139
 Management contracts and leaseholds, net                              24,428                           24,428
 Costs in excess of assets acquired, net                               33,709                           33,709
 Investments in unconsolidated assisted living facilities, net         26,296                           26,296
 Investments                                                            5,750                            5,750
 Other assets                                                          18,528         (1,368)C          17,160
                                                                  -----------    -----------        ----------
    Total assets                                                  $ 1,118,291    $   (42,183)       $1,076,108
                                                                  ===========    ===========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
  Accounts payable                                                $     4,905    $         -        $    4,905
  Accrued expenses and other current liabilities                       25,802          1,000 E          26,802
  Deferred revenue                                                     24,286         40,425 F          64,711
  Current maturities of long-term debt                                109,088         (1,450)G         107,638
                                                                  -----------    -----------        ----------
    Total current liabilities                                         164,081         39,975           204,056
 Long-term debt, less current maturities                              580,689        (84,771)G         495,918
 Investments in unconsolidated assisted living facilities               3,373          2,613 D           5,986
 Deferred income taxes                                                 22,128                           22,128
 Other long-term liabilities                                            3,967              -             3,967
                                                                  -----------    -----------        ----------
    Total liabilities                                                 774,238        (42,183)          732,055

 Minority interests                                                     3,843                            3,843
 Preferred stock, $0.01 par value, 10,000,000 shares authorized,
   no shares issued and outstanding                                         -                                -
 Common stock, $0.01 par value, 60,000,000 shares authorized,
   21,389,201 shares issued and outstanding in 2000                       214                              214
 Currency translation adjustment                                         (851)                            (851)
 Additional paid-in capital                                           294,478                          294,478
 Retained earnings                                                     46,369              -            46,369
                                                                  -----------    -----------        ----------
    Total stockholders' equity                                        340,210              -           340,210
                                                                  -----------    -----------        ----------
    Total liabilities and stockholders' equity                    $ 1,118,291    $   (42,183)       $1,076,108
                                                                  ===========    ===========        ==========



          See accompanying notes to unaudited pro forma consolidated financial information.

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                        SUNRISE ASSISTED LIVING, INC.
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                    (in thousands, except per share data)



                                                                           Pro Forma
                                                          Historical      Adjustments          Pro Forma
                                                          -----------     -----------         -----------
Operating revenue:
  Resident fees                                           $   205,845     $   (26,597) H      $   179,248
  Management and contract services                             22,213           1,862  I           24,075
  Income from property sales                                   21,558          30,319  J           51,877
                                                          -----------     -----------         -----------
    Total operating revenue                                   249,616           5,584             255,200
                                                          -----------     -----------         -----------



Operating expenses:
  Facility operating                                          127,012         (15,853) H          111,159
  Management and contract services                              8,013                               8,013
  Facility development and pre-rental                           4,575                               4,575
  General and administrative                                   20,296                              20,296
  Depreciation and amortization                                25,308          (1,949) H           23,359
  Facility lease                                                8,125               -               8,125
                                                          -----------     -----------         -----------
    Total operating expenses                                  193,329         (17,802)            175,527
                                                          -----------     -----------         -----------



Income from operations                                         56,287          23,386              79,673



Interest income (expense):
  Interest income                                               9,167                               9,167
  Interest expense                                            (37,863)          4,755  H          (33,108)
                                                          -----------     -----------         -----------
    Total interest expense                                    (28,696)          4,755             (23,941)



Equity in losses of unconsolidated assisted
   living facilities                                           (2,045)            332  L           (1,713)
Minority interests                                               (167)             -                 (167)
                                                          -----------     -----------         -----------
Income before income taxes                                     25,379          28,473              53,852
Provision for income taxes                                     (9,898)        (11,104) M          (21,002)
                                                          -----------     -----------         -----------



Net income                                                $    15,481     $    17,369         $    32,850
                                                          ===========     ===========         ===========








Net income per common share - Basic                       $      0.71                         $      1.51
                                                          ===========                         ===========
Weighted average common shares outstanding                     21,713                              21,713
                                                          ===========                         ===========



Net income per common share - Diluted                     $      0.70                         $      1.49
                                                          ===========                         ===========
Weighted average common shares outstanding                     21,979                              21,979
                                                          ===========                         ===========




           See accompanying notes to unaudited pro forma consolidated financial information.



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                         SUNRISE ASSISTED LIVING, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (in thousands, except per share data)



                                                                     Pro Forma
                                                    Historical      Adjustments        Pro Forma
                                                    ----------      -----------       ----------
Operating revenue:
   Resident fees                                    $ 217,397       $ (34,049)H        $ 183,348
   Management and contract services                    30,805           2,383 I           33,188
   Income from property sales                           7,017          40,425 K           47,442
                                                    ---------       ---------          ---------
      Total operating revenue                         255,219           8,759            263,978
                                                    ---------       ---------          ---------
Operating expenses:
   Facility operating                                 131,055         (19,869)H          111,186
   Management and contract services                     6,439                              6,439
   Facility development and pre-rental                  7,184                              7,184
   General and administrative                          20,715                             20,715
   Depreciation and amortization                       25,448          (2,640)H           22,808
   Facility lease                                       7,903                              7,903
   Non-recurring charge                                 5,069               -              5,069
                                                    ---------       ---------          ---------
     Total operating expenses                         203,813         (22,509)           181,304
                                                    ---------       ---------          ---------


Income from operations                                 51,406          31,268             82,674



Interest income (expense):
   Interest income                                     10,849                             10,849
   Interest expense                                   (32,599)          4,021 H          (28,578)
                                                    ---------       ---------          ---------
     Total interest expense                           (21,750)          4,021            (17,729)



Equity in losses of unconsolidated assisted
    living facilities                                  (1,239)            924 L             (315)
Minority interests                                       (376)              -               (376)
                                                    ---------       ---------          ---------
Income before income taxes                             28,041          36,213             64,254
Provision for income taxes                             (7,828)        (10,140)M          (17,968)
                                                    ---------       ---------          ---------

Net income                                          $  20,213       $  26,073          $  46,286
                                                    =========       =========          =========


Net income per common share - Basic                 $    0.96                          $    2.20
                                                    =========                          =========
Weighted average common shares outstanding             21,045                             21,045
                                                    =========                          =========


Net income per common share - Diluted               $    0.94                          $    2.14
                                                    =========                          =========
Weighted average common shares outstanding             21,589                             21,589
                                                    =========                          =========


      See accompanying notes to unaudited pro forma consolidated financial information.




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



                          SUNRISE ASSISTED LIVING, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


A. Reflects the estimated net cash proceeds to Sunrise from the sale of the nine properties.
B. Reflects the net property, plant and equipment of the nine properties sold.
C. Reflects the net deferred financing costs associated with the debt assumed of $1.4 million.

D.      Reflects Sunrise's net investment in Senior Housing Partners I, L.P.

E. Reflects the estimated closing costs for the sale of the nine properties.

F. Reflects the estimated total amount of gain on the sale of the nine properties as if the transaction was consummated on September 30, 2000.

G. Reflects the debt outstanding on the nine properties that is assumed upon the sale of the properties.

H. Reflects the elimination of the consolidated operating results of the nine properties sold.

I. Reflects the recording of a management fee equal to approximately 7% of operating revenues as described in the operating agreements, as Sunrise will manage the nine properties after the sale.

J. Reflects the recognition of three quarters of the deferred revenue from the sale of the nine properties, assuming all necessary operating contingencies have been met or waived. The actual gain will differ from this amount due to the transaction actually occurring on February 23, 2001.

K. Reflects the recognition of all of the gain associated with the sale of the nine properties, assuming all necessary operating contingencies have been met or waived. The actual gain will differ from this amount due to the transaction actually occurring on February 23, 2001.

L. Sunrise retains a 25% ownership interest in the joint venture that purchased the properties. Reflects the 25% equity in earnings of the properties.

M. Reflects the income tax effects of eliminating the consolidated operating results, including the management fee, equity in earnings, the gain recognition at a 39% income tax rate for the nine-months ended September 30, 2000 and the gain recognition at a 28% income tax rate for the twelve-months ended December 31, 1999.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SUNRISE ASSISTED LIVING, INC.
                                              (Registrant)



Date:  March 9, 2001                          By:  /s/ Larry E. Hulse
     --------------------------                   ------------------------------
                                                  Larry E. Hulse
                                                  Chief Financial Officer


Date:  March 9, 2001                          By:  /s/ Carl G. Adams
     --------------------------                   ------------------------------
                                                  Carl G. Adams
                                                  Chief Accounting Officer





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                                INDEX TO EXHIBITS


  Exhibit No.                        Exhibit Name                                   Page No.
  -----------                        ------------                                   --------
     2.1      Form of Amended and Restate Operating Agreements dated as of
              February 23, 2001 for eight (8) Sunrise properties detailed in the Contribution Agreement.

     2.2 Contribution Agreement as amended dated as of October 11, 2000 by and among Sunrise Abington Assisted Living, L.L.C., Sunrise
              Wayne Assisted Living, L.L.C., Sunrise Springfield Assisted
              Living, L.L.C., Sunrise Granite Run Assisted Living, L.L.C.
              Sunrise Haverford Assisted Living, L.L.C., Sunrise Morris Plains
              Assisted Living, L.L.C., Sunrise Westfield Assisted Living,
              L.L.C., Sunrise Old Tappan Assisted Living, L.L.C., Sunrise
              Assisted Living Investments, Inc., Sunrise Assisted Living, Inc.
              and Senior Housing Partners I, L.P. for the sale of eight (8) properties.





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